RS LOW DURATION BOND VIP SERIES

Supplement to the Statement of Additional Information dated May 1, 2013,

as revised January 7, 2014 and as supplemented February 26, 2014

Effective April 11, 2014, Leslie Barbi is no longer co-portfolio manager of RS Low Duration Bond VIP Series, and all references to Ms. Barbi in the Statement of Additional Information are removed.

April 11, 2014

REG14Q24

R14-1318